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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 30, 2003

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                             METAL MANAGEMENT, INC.
               (Exact name of Registrant as Specified in Charter)

          DELAWARE                    0-14836                   94-2835068
(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
     of Incorporation)                Number)             Identification Number)


                         500 N. DEARBORN ST., SUITE 405,
                                CHICAGO, IL 60610
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (312) 645 - 0700

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ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits.

99.1     Press release, dated October 30, 2003, issued by Metal Management, Inc.

99.2     Press release, dated November 4, 2003, issued by Metal Management, Inc.

99.3 Asset Purchase Agreement, dated September 4, 2003, by and among Metal Management New Haven, Inc., H. Bixon & Sons, Inc. and Harvey Bixon.


ITEM 9:  REGULATION FD DISCLOSURE

         On November 4, 2003, Metal Management, Inc. (the "Company") issued a press release announcing that its subsidiary Metal Management New Haven, Inc. acquired the scrap metal recycling assets of H. Bixon & Sons, Inc. A copy of the press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.

         The asset purchase agreement is attached as Exhibit 99.3 hereto and incorporated herein by reference.


ITEM 12:  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 30, 2003, the Company issued a press release announcing its financial results for the second quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.


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         The information in this Current Report on Form 8-K including the attached exhibits attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        METAL MANAGEMENT, INC.


                                        By:    /s/ Robert C. Larry
                                           ------------------------------------
                                               Robert C. Larry
                                               Executive Vice President,
                                               Finance and Chief
                                               Financial Officer
                                               (Principal Financial Officer)




Date:  November 4, 2003
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                             METAL MANAGEMENT, INC.

                                  EXHIBIT INDEX


         NUMBER AND DESCRIPTION OF EXHIBIT


99.1     Press release, dated October 30, 2003, issued by Metal Management, Inc.

99.2     Press release, dated November 4, 2003, issued by Metal Management, Inc.

99.3 Asset Purchase Agreement, dated September 4, 2003, by and among Metal Management New Haven, Inc., H. Bixon & Sons, Inc. and Harvey Bixon.